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EXHIBIT 10.13

FIRST AMENDMENT AND SUPPLEMENT
TO SENIOR SECURED REVOLVING CREDIT AGREEMENT

        THIS FIRST AMENDMENT AND SUPPLEMENT TO SENIOR SECURED REVOLVING CREDIT AGREEMENT (this "First Amendment") is made and entered into as of the 15th day of October, 2001 (the "Effective Date"), among UNIVERSAL COMPRESSION, INC., a Texas corporation ("Borrower"); FIRST UNION NATIONAL BANK ("First Union"), as administrative agent (in such capacity, the "Administrative Agent") for each of the lenders (the "Lenders") that is a signatory or which becomes a signatory to the hereinafter defined Credit Agreement; and the Lenders.

R E C I T A L S:

        A.    On February 9, 2001, the Borrower, the Lenders and the Administrative Agent entered into a certain Senior Secured Revolving Credit Agreement (the "Credit Agreement") whereby, upon the terms and conditions therein stated, the Lenders agreed to make certain Loans (as such term is defined in the Credit Agreement) and extend certain credit to the Borrower.

        B.    Pursuant to Section 2.03(d) of the Credit Agreement, the Borrower has added Union Bank of California, N.A. ("Union Bank") as a Lender under the Credit Agreement, thereby increasing the Aggregate Commitments (as defined in the Credit Agreement) of the Lenders by $15,000,000, bringing the Aggregate Maximum Revolving Credit Amounts (as defined in the Credit Agreement) of the Lenders to $125,000,000.

        C.    First Union has agreed to sell, assign and transfer to Union Bank, and Union Bank has agreed to purchase and assume from First Union, a $10,000,000 portion of First Union's Maximum Revolving Credit Amount (as defined in the Credit Agreement).

        D.    In view of the foregoing, the Borrower, the Lenders and the Administrative Agent mutually desire to amend certain aspects of the Credit Agreement to, among other things, (i) reflect the addition of Union Bank as a Lender under the Credit Agreement, (ii) adjust the Aggregate Maximum Credit Amounts and (iii) to amend Section 9.14 of the Credit Agreement to more accurately reflect the agreement of the parties regarding the sale of properties.

        NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the Borrower, the Lenders and the Administrative Agent hereby agree that the Credit Agreement shall be amended as follows:

        1.    Certain Definitions.

        1.1  Terms Defined Above. As used in this First Amendment, the terms "Administrative Agent", "Borrower", "Credit Agreement", "Effective Date", "First Amendment", "First Union" and "Union Bank" shall have the meanings indicated above.

        1.2  Terms Defined in Credit Agreement. Unless otherwise defined herein, all terms beginning with a capital letter which are defined in the Credit Agreement shall have the same meanings herein as therein unless the context hereof otherwise requires.

        2.    Amendments to Credit Agreement.

        2.1  Defined Terms. The following terms defined in Section 1.02 of the Credit Agreement are hereby amended as follows:

          (a)  The term "Agreement" is hereby amended to mean the Credit Agreement, as amended and supplemented by this First Amendment and as the same may from time to time be further amended or supplemented.

          (b)  The term "Lenders" is hereby amended to include Union Bank.

        2.2  Additional Defined Terms. Section 1.02 of the Credit Agreement is hereby further amended and supplemented by adding the following new definition, which reads in its entirety as follows:

            "'First Amendment' shall mean that certain First Amendment and Supplement to Senior Secured Revolving Credit Agreement dated as of October 15, 2001, among the Borrower, the Lenders and the Administrative Agent."

        2.3  Sale of Properties. Section 9.14 of the Credit Agreement is hereby amended in its entirety to read as follows:

            "Section 9.14 Sale of Properties. The Borrower will not, and will not permit any Subsidiary to, sell, assign, convey or otherwise transfer any Property, except that the Borrower and any Subsidiary:

          (a)  may sell or otherwise dispose of any Property which, in the reasonable judgment of such Person, is obsolete, worn out or otherwise no longer useful in the conduct of such Person's business;

          (b)  may sell or lease inventory or equipment to their respective customers in the ordinary course of business; and

          (c)  may dispose of Property necessary to effectuate Operating Equipment Lease Facilities otherwise permitted hereby; provided, however, the net proceeds received in connection with any such disposition of Property shall be used first to prepay the outstanding principal balance (if any) of the Equipment Loans on a dollar for dollar basis."

        2.4  Annex I. Annex I attached to the Credit Agreement is hereby amended in its entirety to read as Annex I attached to this First Amendment. From and after the Effective Date, all references in the Credit Agreement to Annex I shall be references to Annex I attached to this First Amendment.

        3.    Conditions Precedent. In addition to all other applicable conditions precedent contained in the Credit Agreement, the obligation of the Lenders and the Administrative Agent to enter into this First Amendment shall be conditioned upon the following conditions precedent:

          (a)  The Administrative Agent shall have received a copy of this First Amendment, duly completed and executed by the Borrower;

          (b)  The Borrower shall have issued Notes to First Union and Union Bank in the principal amounts of $35,000,000 and $25,000,000, respectively, and otherwise duly completed and executed; and

          (c)  The Administrative Agent shall have received such other information, documents or instruments as it or its counsel may reasonably request.

        4.    Default. Any default under this First Amendment shall constitute a default under the Credit Agreement.

        5.    Representations and Warranties. The Borrower represents and warrants to the Lenders and the Administrative Agent that:

          (a)  there exists no Default or Event of Default, or any condition or act which constitutes, or with notice or lapse of time or both would constitute, an Event of Default under the Credit Agreement, as hereby amended and supplemented;

          (b)  the Borrower has performed and complied with all covenants, agreements and conditions contained in the Credit Agreement, as hereby amended and supplemented, required to be performed or complied with by it; and

          (c)  the representations and warranties of the Borrower contained in the Credit Agreement, as hereby amended and supplemented, were true and correct when made, and are true and correct in all material respects at and as of the time of delivery of this First Amendment.

        6.    Extent of Amendments. Except as expressly herein set forth, all of the terms, conditions, defined terms, covenants, representations, warranties and all other provisions of the Credit Agreement are herein ratified and confirmed and shall remain in full force and effect.

        7.    Counterparts. This First Amendment may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and same instrument.

        8.    References. On and after the Effective Date hereof, the terms "Agreement", "hereof", "herein", "hereunder", and terms of like import when used in the Credit Agreement shall, except where the context otherwise requires, refer to the Credit Agreement, as amended and supplemented by this First Amendment.

        THIS FIRST AMENDMENT, THE CREDIT AGREEMENT, AS AMENDED HEREBY, THE NOTES AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

        THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

        This First Amendment shall benefit and bind the parties hereto, as well as their respective assigns, successors, heirs and legal representatives.

[SIGNATURES ON THE FOLLOWING PAGE]

        EXECUTED as of the date first above written.

BORROWER:
UNIVERSAL COMPRESSION, INC.
By:	/s/ RICHARD W. FITZGERALD
Name:	Richard W. FitzGerald
Title:	Senior Vice President
LENDERS AND AGENTS:
FIRST UNION NATIONAL BANK, Individually and as Administrative Agent
By:	/s/ DAVID E. HUMPHREYS
Name:	David E. Humphreys
Title:	Vice President
BANK ONE, NA (Main Office Chicago), Individually and as Syndication Agent
By:	/s/ DIANNE L. RUSSELL
Name:	Dianne L. Russell
Title:	Vice President
NATIONAL WESTMINSTER BANK PLC
By:	National Westminster Bank PLC, New York Branch
By:
Name:
Title:
By:	National Westminster Bank PLC, Nassau Branch
By:
Name:
Title:

THE BANK OF NOVA SCOTIA
By:
Name:
Title:
BANKERS TRUST COMPANY
By:	/s/ MARCUS M. TARKINGTON
Name:	Marcus M. Tarkington
Title:	Director
UNION BANK OF CALIFORNIA, N.A., Individually and as Documentation Agent
By:	/s/ SEAN MURPHY
Name:	Sean Murphy
Title:	Assistant Vice President
Lending Office for Base Rate Loans and LIBOR Loans:
500 North Akard Street Suite 4200 Dallas, Texas 75201 Telecopier No.: (214) 922-4209
Address for Notices:
500 North Akard Street Suite 4200 Dallas, Texas 75201 Telecopier No.: (214) 922-4209
With copy to:
500 North Akard Street Suite 4200 Dallas, Texas 75201 Attention: Hannah Payne Telecopier No. (214) 922-4209

ANNEX I

MAXIMUM REVOLVING CREDIT AMOUNTS
AND PERCENTAGE SHARE

Name of Lender	Maximum Revolving Credit Amount	Percentage Share
First Union National Bank	$35,000,000	28%
Union Bank of California, N.A.	$25,000,000	20%
Bank One, N.A. Chicago	$20,000,000	16%
National Westminster Bank PLC	$20,000,000	16%
The Bank of Nova Scotia	$15,000,000	12%
Bankers Trust Company	$10,000,000	8%

	$125,000,000	100%

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FIRST AMENDMENT AND SUPPLEMENT TO SENIOR SECURED REVOLVING CREDIT AGREEMENT
ANNEX I MAXIMUM REVOLVING CREDIT AMOUNTS AND PERCENTAGE SHARE